SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):     MAY 16, 2001
                                                            ------------


                                    HEI, INC.
                                    ---------
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                                    ---------
                 (State or Other Jurisdiction of Incorporation)



          0-10078                                        41-0944876
          -------                                        ----------
(Commission  File  Number)                   (IRS Employer Identification No.)



1495  STEIGER  LAKE  LANE,  VICTORIA,  MINNESOTA                   55386
------------------------------------------------                   -----
  (Address  of  Principal  Executive  Offices)                  (Zip  Code)


                                  952-443-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits:

          99.1 Investor and financial analyst information memorandum, May 15, 2001.

ITEM  9.  REGULATION  FD  DISCLOSURE.

               On May 15, 2001, HEI, Inc. management met with financial analysts. A copy of the memorandum of information discussed at this meeting is filed as Exhibit 99.1 hereto.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Dated:   May 16, 2001
                                   HEI,  INC.


                                   By  /s/  Anthony  J.  Fant
                                       -----------------------
                                       Anthony  J.  Fant
                                         Chairman and
                                         Chief Executive Officer


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
                                INDEX TO EXHIBITS

Exhibit  No.     Description
------------     -----------

99.1 Investor and financial analyst information memorandum, May 15, 2001.


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